JANUARY 2016 INVESTOR PRESENTATION Exhibit 99.1

SAFE HARBOR Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company’s vision, mission, and strategy; the Company’s potential future structure; the Company’s strategic corporate objectives; the demand for the Company’s products and services; the Company’s new products and strategic product development; the Company’s market position; the Company’s expansion goals and opportunities; strategic and financial benefits of the accessories acquisition; the Company’s markets and opportunities for growth as well as market drivers; and anticipated revenue, gross margins, adjusted EBITDAS margins, cash flow, GAAP and non-GAAP earnings per share, tax rate, share count for the Company in future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company’s products, the Company’s growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the potential for increased regulation of firearms and firearm-related products, and other risks detailed from time to time in the Company’s reports filed with the SEC.

SMITH & WESSON OVERVIEW The firearms division consists of products and services manufactured and sold from our Massachusetts, Maine, and Connecticut facilities, which includes revolvers, pistols, rifles, handcuffs, and related products sold through a distribution chain and directly to consumers and international, state, and federal governments. FIREARMS ACCESSORIES $124.9 million in sales, + 15.2% Y/Y 87% of total sales 37.5% gross margin 16.8% operating margin $18.4 million in sales, + 24.6% Y/Y 13% of total sales 50.9% gross margin 18.7% operating margin* The accessories division was established in December 2014 with the acquisition of Battenfeld Technologies (BTI) and consists of hunting and shooting accessories developed and marketed at our Missouri facility. * Excludes the impact of amortization of intangible assets related to the BTI acquisition. Q2 FISCAL 2016 Q2 FISCAL 2016

THE #1 FIREARM BRAND IN AMERICA Leads all firearm manufacturers in total aided brand awareness Leads in critical attribute ratings: Reliability, durability, and accuracy Most owned and considered revolver brand in the market: 1 of every 2 revolvers owned is a Smith & Wesson Endorser brand to M&P® Source: Smith & Wesson Handgun A&U Research - December 2011 & Tracking Survey June 2015 Smith & Wesson Awareness Tracking – Gen Pop – July 2015 Smith & Wesson®

6 BIG BOX RETAILERS 2 BUYING GROUPS 4 WAYS TO U.S. SPORTING GOODS MARKET Diverse path to market = Enhanced insight into retail environment 14 DISTRIBUTORS ( Inventory ) 61% of Consumer Channel Sales (TTM) Note: Additional non big-box, direct retail relationships not included DIRECT DIRECT se Buying Groups: 600 Member Firearm Retailers 10,000+ independent firearm retailers INTERNET se DIRECT

Source: NSSF The NSSF adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions. CY08 - CY15 ADJUSTED NICS CHECKS CYQ1 CYQ2 CYQ3 CYQ4

Source: FBI Total NICS Firearms Background Checks COMPONENTS OF NICS CY07 - CY15 NICS HG Checks NICS Permit Checks NICS LG Checks

FINANCIAL GUIDANCE Note: Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate, and share count reflects information as of January 4, 2016. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration or modification of this information. *See Appendices for GAAP to non-GAAP reconciliations. (Fiscal Year Ending April 30) ANNUAL NET INCOME 2011 $8.1 2012 $26.4 2013 $81.400000000000006 2014 $90 0 Aided Unaided S&W 0.59 0.92 Colt 0.36 0.86 Glock 0.34 0.84 Beretta 0.2 0.82 Ruger 0.31 0.8 Period Revenue (US$) 2011 5.2% 2012 0.109 2013 0.22600000000000001 2014 0.21 Period Revenue (US$) 2011 0.30599999999999999 2012 0.311 2013 0.372 2014 0.41499999999999998 FISCAL THIRD QUARTER 2016 Estimate Revenue $175M to $180M GAAP Earnings Per Share $0.36 to $0.38 Non-GAAP Earnings Per Share* $0.39 to $0.41 FISCAL YEAR 2016 Estimate Revenue $650M to $660M GAAP Earnings Per Share $1.21 to $1.26 Non-GAAP Earnings Per Share* $1.36 to $1.41 Tax Rate 0.37 Share Count 55.8M Period Revenue (US$) Average Firearm Spend $515 Average Accessories Spend $504 Period Revenue (US$) Fiscal 2010 1 Fiscal 2011 2 Fiscal 2012 3 Fiscal 2013 4 Fiscal 2014 5 ANNUAL REVENUE 2010 357.9 2011 342.3 2012 412 2013 587.5 2014 620 QUARTERLY REVENUE Period Revenue (US$) 1Q 91.7 2Q 92.3 3Q 98.1 4Q 129.9 1Q 136 2Q 136.6 3Q 136.19999999999999 4Q 178.7 1Q 171 2Q 139.30000000000001 3Q 145.9 4Q

To be the leading provider of quality products for the shooting and outdoor enthusiast To leverage our employees’ capabilities and experiences to design, produce, and market high quality, innovative firearms, accessories, and outdoor products that meet the needs and desires of our consumer and professional customers while delivering a healthy financial performance -Develop innovative products -Take market share -Grow our brands -Enhance and add strategic partnerships -Expand organically and inorganically into adjacent and complementary markets Vision Mission Strategy

POTENTIAL FUTURE STRUCTURE


Holding Corp Structure
Visionary Target Condition 3-5 Years
Manufacturing Services Division: Provides manufacturing services to all divisions
Firearms Division: Develop, market, and sell firearms
Accessories Division: Develop, market, and sell accessories
New Division 1: Develop, market, and sell outdoor products
New Division 2: Develop, market, and sell outdoor products
New Division 3: Develop, market, and sell outdoor products
Shared Services Division: Provides admin services such as finance, HR, legal, IT, and logistics to all divisions

Diversify Revenue: By acquiring counter-cyclical / counter-seasonal businesses and selling manufacturing services B2B

Harvest Synergies: From current and future divisions

Leverage Manufacturing: Capability to serve all divisions and drive deeper vertical integration

Delight Customer: By centralizing logistics and driving excellence in customer service

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POTENTIAL FUTURE STRUCTURE New Division 1 : Develop, market, and sell outdoor products Shared Services Division: Provides admin services such as finance, HR, legal, IT, and logistics to all divisions Holding Corp Structure Visionary Target Condition 3-5 Years Manufacturing Services Division: Provides manufacturing services to all divisions Firearms Division : Develop, market, and sell firearms Accessories Division : Develop, market, and sell accessories New Division 2 : Develop, market, and sell outdoor products New Division 3 : Develop, market, and sell outdoor products Will begin moving toward structure in CY16 - creation of manufacturing services and shared services. Potential acquisitions in targeted spaces are fragmented – could take time to find companies that match IRR criteria. New structure is cost-neutral in near term with potential cost savings in 3-5 years.

Develop innovative products Take market share Grow our brands Enhance and add strategic partnerships Expand organically and inorganically into adjacent and complementary markets STRATEGIC CORPORATE GROWTH OBJECTIVES

1. DEVELOP INNOVATIVE PRODUCTS From Mission Statement: Understand the needs and desires of customers (both consumer and professional) Focus on filling gaps in product portfolio Enhance existing products – new generations Based on researching consumer trends (pull not push) New products at 2016 SHOT® Show across all brands Smith & Wesson® M&P® Performance Center® Thompson/Center ArmsTM Battenfeld Technologies, Inc.® and its brands More new products planned for calendar 2016

Introducing the Smith & Wesson SW22 Victory™ target pistol, the newest addition to the Smith & Wesson line of pistols. The SW22 Victory is a fully featured .22LR pistol with a convertible design suitable for multiple sporting applications. It comes standard with adjustable fiber optic sights and a match grade, interchangeable barrel for superb accuracy at the range or in the field. MSRP $409 NEW PRODUCTS: SMITH & WESSON

M&P®15-22 SPORT™ Introducing the next generation M&P 15-22 modern sporting rifle. The M&P 15-22 SPORT is chambered in .22 LR and features a variety of product enhancements, including a new M&P Slim Handguard with Magpul® M-LOK™ system, which allow for a wide range of customization options for a variety of optics and accessories. Other features include front and rear Magpul Folding MBUS® sights standard. MSRP $449 M&P®15 SPORT™ II Introducing the M&P15 Sport II, the newest addition to the M&P modern sporting rifle line. The M&P15 Sport II was developed with all the same great features found in the M&P15 Sport, now with the addition of a dust cover and forward bolt assist. Product features include a Magpul® folding MBUS® rear sight, adjustable A2 Post front sight, and durable corrosion resistant Armornite® barrel finish. MSRP $739 NEW PRODUCTS: M&P

Performance Center® M&P® SHIELD™ Ported The acclaimed Smith & Wesson Performance Center is now offering the highly popular M&P Shield pistol, in both 9mm and .40 S&W, with a factory ported barrel and slide. Engineered by the hands of some of the most skilled Master Gunsmiths in the world, the new M&P Shield Ported pistols, provide a host of premium features desired by the most astute shooters. MSRP $519 Performance Center® Machine Engraved SW1911™ Smith & Wesson has expanded the company’s line of machine-engraved firearms with the introduction of a new, custom designed, machine engraved SW1911 pistol. Features a scrollwork design created by Smith & Wesson’s Master Engraver and made possible through the use of a highly precise diamond-tipped tool. The engraving embellishes the all-steel canvas and elevates the venerable 1911 platform to a new level of sophistication and beauty. MSRP $1219 NEW PRODUCTS: PERFORMANCE CENTER

New Striker Fired .50 caliber Muzzleloaders w/ Armornite® Precision Barrel 10293/ MSRP - $599 10291/ MSRP - $499 10292/ MSRP - $549 .50 CALIBER - 209 IGNITION MUZZLELOADERS New Entry Level Priced Bolt Action Rifle 10 Calibers Blued/Composite Precision Trigger 3-Position Safety 5-Round Rotary Magazine (4 in magnum) Flush Mount Magazine Fat-Bolt 3-Lug Design Threaded Muzzle Maximum Scope Clearance NEW PRODUCTS: THOMPSON/CENTER ARMS

SMITH & WESSON OVERVIEW 121 new SKU’s scheduled for launch during the 2016 SHOT SHOW Product development focus on innovation and productivity remain incredibly strong Recent expansions within Engineering team have more than doubled new product introductions Accessories Division New Products 2016 new SKU count by Brand Caldwell® 54 Frankford® 4 LockDown® 3 Tipton® 3 Wheeler® 12 Hooyman® 13 S&W® 9 M&P® 17 TC® 6 TOTAL 121

SMITH & WESSON OVERVIEW 2016 New Products

SMITH & WESSON OVERVIEW 13 NEW PRODUCTS! TECHNICAL INNOVATION! QUALITY AND PERFORMANCE COMBINED! 2016 New Products

SMITH & WESSON OVERVIEW 2016 New Products

2. TAKE MARKET SHARE Analysis applies to all divisions This is the firearms example Size of bubbles indicate relative size of the markets Similar analysis would be done in Accessories S&W IS MARKET LEADER S&W IN MARKET, BUT NOT LEADER S&W IS NOT IN THE MARKET

3. GROW OUR BRANDS Our research indicates: Increasing consumer Awareness, Purchase Intent/Relevance, and Purchase Conversion leads to increased sales Successful marketing communications drives greater brand awareness Compelling products and messages drive purchase intent and relevance Brand awareness + purchase intent + retail experience = Successful purchase conversion Awareness Media/PR Relevance Purchase Intent Message Product Purchase (% conversion) Product Retail experience Price

Example 1: U.S. Army Modular Handgun System Replacement Teamed with General Dynamics, a large company with deep experience in government contracting and arms manufacturing Final RFP issued 8/28/15 Proposals due 1/28/16 We will submit next-generation M&P pistol that will also serve the consumer market Example 2: Co-Branding Opportunities Crimson Trace® (Bodyguard® products) Magpul® (MSR products) 4. ENHANCE STRATEGIC PARTNERSHIPS

5. EXPAND ORGANICALLY AND INORGANICALLY

Firearms

- Organic: Expand breadth of product portfolio and strive towards our goal of being the leading manufacturer in each major product category
- Inorganic: Seek companies that are strong in product categories where S&W is weak or non-existent, such as bolt action rifles, shotguns, lever action rifles.

Accessories

- Organic: Continue new product development and enhance existing products while expanding customer base
- Inorganic: Seek companies with outdoor accessory products and similar (offshore) sourcing model. Ideal candidates have existing sourcing base and are easily integrated (purchase only IT and inventory)

Manufacturing

- Organic: Maintain manufacturing process flexibility, maximize plant utilization, drive increased margins via cost reduction, and sell manufacturing services externally (B2B)
- Inorganic: Seek companies that deliver vertical integration of supply chain, cost reduction, streamlined product development processes, or incremental B2B sales, such as MIM, stamping, and finishing

New Divisions

- Inorganic: Seek companies in the outdoor products or related industries that can serve as genesis for new division(s). Ideal candidates must have strong growth opportunities, will help diversify revenue stream, and would ideally be contra-seasonal to firearms industry

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SUCCESS STORY: ACCESSORIES ACQUISITION DECEMBER 2014: Purchase of industry-leading provider of hunting and shooting accessories provides a broad, established platform for organic and inorganic growth of newly created accessories division Strategic Benefits: Financial Highlights: Strong brand portfolio Robust product innovation process Multiple accessory product categories Supplier to leading retailers Category leading market share $130.5M all cash deal 18%+ sales CAGR 2006-2014 50%+ Q2FY16 gross margins Accretive to gross margins & cash in current fiscal year 2016

Approximately 15 million people applied to purchase a gun in 2013 Cumulative amount for 2000 – 2013 is 127 million Retailers estimate that ~25% of gun purchases are made by first-time owners Consumers spend almost as much on gun accessories as part of a first gun purchase as they do on the firearm itself In 2012, males spent an average of $545 on gun accessories vs. $554 on the gun In 2012, females spent an average of $457 on gun accessories vs. $469 on the gun The BTI portfolio represents comprehensive coverage of most major firearm accessory categories and is enhanced by a robust new product development focus _____________________ Note: Regarding first time purchases: guns include handguns, rifles and shotguns; accessories include eye protection, hunting apparel, holsters, shooting apparel, rifle/shotgun slings and choke tubes. Source: NSSF 2013-2014 Industry Reference Guide, 2012 Industry Reference Guide, and 2013 Firearm Retailer Survey. EXPANDING THE ADDRESSABLE MARKET BTI accessories expand the market for the family of Smith & Wesson products to ALL firearm purchasers. Creates new outdoor enthusiast customer opportunities.

INVESTMENT SUMMARY Leading position in the U.S. firearm market Iconic brand with customer driven product portfolio Focus strategically on new product opportunities New high growth, high margin accessories division Focus on high growth opportunities in the outdoor space Strong financial performance: Profitable Growth Long-term quarterly gross margin target in the range of 37% - 41% Margins vary among quarters due to absorption impacts of seasonality, factory shutdowns, and holidays Long-term Adjusted EBITDAS margin target above 20% Focus on operating efficiencies & targeted vertical integration Strong balance sheet and cash flows from operations

THANK YOU QUESTIONS?

FINANCIAL REVIEW

REVENUE - ANNUAL U.S.$ Millions Note: Excludes Walther sales – an agreement which ended in Fiscal 2013 Note: Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate and share count reflects information as of January 4, 2016. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration or modification of this information. *See Appendices for GAAP to non-GAAP reconciliations. $0 $100 $200 $300 $400 $500 $600 $700 FY12 FY13 FY14 FY15 FY16 $380 $546 $621 $551 $650 - $660 (Estimate)

EARNINGS PER SHARE - ANNUAL Note: Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate and share count reflects information as of January 4, 2016. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration or modification of this information. *See Appendices for GAAP to non-GAAP reconciliations. = Represents non-GAAP U.S. $ FY12 FY13 FY14 FY15 FY16 $0.25 $1.18 $1.49 $0.90 $1.21 - $1.26 (Estimate) $0.49 $1.23 $1.55 $1.02 $ 1.36 - $1.41 (Estimate)

BALANCE SHEET & CASH FLOW CONDENSED BALANCE SHEET     CONDENSED CASH FLOWS       For the period ending: (U.S.$ Thousands)   For the three months ended: (U.S.$ Thousands)         Oct. 31, 2015 April 30, 2015     Oct. 31, 2015 Oct. 31, 2014   Cash and equivalents $ 54,064 $ 42,222 Net cash provided by operating activities $ 22,761 $ (3,428) Accounts receivable 50,153 55,280 Net cash used in investing activities (14,164) (43,910) Inventories 100,897 76,895 Net cash used in financing activities 3,245 42,851 Other current assets 29,742 22,679 Net increase/(decrease) in cash $ 11,842 $ (4,487) Total current assets 234,856 197,076 Long-term assets 288,960 293,849 Total assets $ 523,816 $ 490,925     Current liabilities $ 86,244 $ 81,011 Other non-current liabilities 42,959 44,611 Notes payable 169,282 170,933 Total liabilities 298,485 296,555 Total equity 225,331 194,370 Total liabilities & equity $ 523,816 $ 490,925

KEY FINANCE ACTIVITIES Optimizing capital efficiency, lowering the average weighted cost of capital, and strengthening the balance sheet to support future growth initiatives Issued $75M of 5.000% Senior Notes due 2018 Expanded credit facility from $75M to $125M Borrowed $100M toward the acquisition of BTI (the company’s new accessories division) Repaid entire $100M prior to April 2015 utilizing cash flows from operations Expanded credit facility from $125M to $175M Added $105M Term Loan A due 2020 (Interest rate 3.31%) Repurchased $100M of 5.875% Senior Notes due 2017 with 2.9375% call premium SHARE REPURCHASE PROGAM HIGHLIGHTS $165M in cumulative share repurchases since 2012 (14.4M shares) Represents 21.7% reduction in public float New $50M repurchase authorized by the Board of Directors in June 2015 JULY 2014 DECEMBER 2014 APRIL/JUNE 2015

APPENDICES

JAMES DEBNEY PRESIDENT & CHIEF EXECUTIVE OFFICER JEFFREY D. BUCHANAN EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER & CHIEF ADMINISTRATIVE OFFICER EXPERIENCED LEADERSHIP 20+ years: multinational consumer and business-to-business environments, including President of Presto Products Co., a $500 million business unit of Alcoa Consumer Products 25+ years: public and private company experience in financial management and law; CFO for publicly traded, global manufacturing company; law firm partner; public company board member

MARKET PARTICIPANTS

Listed Alphabetically

SEMI AUTOMATIC PISTOLS	RIMFIRE SEMI AUTOMATIC PISTOLS	REVOLVERS	CENTERFIRE MSR	RIMFIRE MSR	BOLT ACTION	BLACK POWDER RIFLES
Smith & Wesson	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**
Beretta	Ruger	Ruger	Colt	Colt	Browning	CVA
Glock	Sig Sauer	Taurus	DPMS/Bushmaster	Mossberg	Marlin	Traditions
H&K	Walther		Rock River	Ruger	Remington	
Kimber			Sig Sauer	Sig Sauer	Ruger	
Ruger					Savage Arms	
Sig Sauer					Weatherby	
Springfield					Winchester	

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INDUSTRY INDICATORS NICS WWW.FBI.GOV NICS background checks are conducted at the point of sale, tracked by the FBI, and reported monthly. NSSF adjusts the total to eliminate permit-related checks and other “noise” ADJUSTED NICS WWW.NSSF.ORG Adjusted NICS serves as a proxy for consumer sales since Smith & Wesson sells only to federally licensed firearm dealers who must, by law, conduct a background check for every firearm they sell Applies to retail stores, gun shows, anywhere an FFL sells a firearm FET DATA WWW.TTB.GOV Firearms and Ammunition Excise Tax Collections Alcohol and Tobacco Tax and Trade Bureau NSSF translates into manufacturer’s sales Lagging data

GAAP to NON-GAAP RECONCILIATION In this investor presentation, certain non-GAAP financial measures, including “non-GAAP earnings per share” and “Adjusted EBITDAS” as well as gross margin, operating expenses, operating income, and earnings per share from continuing operations excluding certain costs, expenses, and tax effects are or may be presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) TCA accessories transition costs, (iii) discontinued operations, (iv) insurance recovery costs, (v) acquisition-related costs, (vi) bond premium, (vii) debt extinguishment costs, (viii) the tax effect of non-GAAP adjustments, (ix) interest expense, (x) income taxes, (xi) depreciation and amortization, (xii) stock-based compensation expense, (xiii) DOJ and SEC costs, (xiv) fair value inventory step-up and backlog expense, (xv) restructuring costs, (xvi) severance costs, (xvii) payments for acquisitions, and (xviii) receipts from note receivables; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures.  The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating our financial measures on a GAAP basis.

GAAP to NON-GAAP RECONCILIATION

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share data)
(Unaudited)

	For the Three Months Ended				For the Six Months Ended			
	October 31, 2015		October 31, 2014		October 31, 2015		October 31, 2014	
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$ 56,215	39.2%	$ 34,840	32.1%	$ 115,085	39.5%	$ 83,958	34.9%
Discontinued operations	—	—	—	—	52	0.0%	—	—
Non-GAAP gross profit	$ 56,215	39.2%	$ 34,840	32.1%	$ 115,137	39.6%	$ 83,958	34.9%
GAAP operating expenses	$ 34,433	24.0%	$ 24,066	22.2%	$ 63,485	21.8%	$ 47,509	19.8%
Amortization of acquired intangible assets	(2,656)	-1.9%	(215)	-0.2%	(4,729)	-1.6%	(215)	-0.1%
TCA accessories transition costs	(70)	0.0%	—	—	(151)	-0.1%	—	—
Discontinued operations	(24)	0.0%	(61)	-0.1%	(45)	0.0%	(157)	-0.1%
Insurance recovery costs	—	—	—	—	1,791	0.6%	—	—
Acquisition-related costs	—	—	(7)	0.0%	—	—	(442)	-0.2%
Non-GAAP operating expenses	$ 31,683	22.1%	$ 23,783	21.9%	$ 60,351	20.7%	$ 46,695	19.4%
GAAP operating income	$ 21,782	15.2%	$ 10,774	9.9%	$ 51,600	17.7%	$ 36,449	15.2%
Amortization of acquired intangible assets	2,656	1.9%	215	0.2%	4,729	1.6%	215	0.1%
TCA accessories transition costs	70	0.0%	—	—	151	0.1%	—	—
Discontinued operations	24	0.0%	61	0.1%	45	0.0%	157	0.1%
Insurance recovery costs	—	—	—	—	(1,791)	-0.6%	—	—
Acquisition-related costs	—	—	7	0.0%	4,729	1.6%	442	0.2%
Non-GAAP operating income	$ 24,532	17.1%	$ 11,057	10.2%	$ 59,463	20.4%	$ 37,263	15.5%
GAAP net income	$ 12,466	8.7%	$ 5,050	4.7%	$ 26,878	9.2%	$ 19,606	8.2%
Bond premium paid	—	—	—	—	2,938	1.0%	—	—
Amortization of acquired intangible assets	2,656	1.9%	215	0.2%	4,729	1.6%	215	0.1%
Debt extinguishment costs	—	—	—	—	1,723	0.6%	—	0.0%
TCA accessories transition costs	70	0.0%	—	—	151	0.1%	—	—
Discontinued operations	24	0.0%	61	0.1%	97	0.0%	157	—
Insurance recovery costs	—	—	—	—	(1,791)	-0.6%	—	—
Acquisition-related costs	—	—	7	0.0%	—	—	442	0.2%
Tax effect of non-GAAP adjustments	(1,021)	-0.7%	(105)	-0.1%	(2,903)	-1.0%	(222)	-0.1%
Non-GAAP net income	$ 14,195	9.9%	$ 5,228	4.8%	$ 31,822	10.9%	$ 20,198	8.4%
GAAP net income per share - diluted	$ 0.22		$ 0.09		$ 0.48		$ 0.35	
Bond premium paid	—		—		0.05		—	
Amortization of acquired intangible assets	0.05		0.01		0.09		0.00	
Debt extinguishment costs	—		—		0.03		—	
TCA accessories transition costs	0.00		—		0.00		—	
Discontinued operations	0.00		0.00		0.00		0.00	
Insurance recovery costs	—		—		(0.03)		—	
Acquisition-related costs	—		0.00		—		0.01	
Tax effect of non-GAAP adjustments	(0.02)		(0.00)		(0.05)		(0.00)	
Non-GAAP net income per share - diluted	$ 0.25		$ 0.10		$ 0.57		$ 0.36	

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GAAP to NON-GAAP RECONCILIATION October 31, 2015 October 31, 2014 GAAP net income 12,466 $ 5,050 $ Interest expense 2,323 2,914 Income tax expense 7,015 2,819 Depreciation and amortization 9,818 6,485 Stock-based compensation expense 1,702 1,220 TCA accessories transition costs 70 — Discontinued operations 24 61 Acquisition-related costs — 7 DOJ/SEC costs (20) 258 Non-GAAP Adjusted EBITDAS 33,398 $ 18,814 $ For the Three Months Ended

GAAP to NON-GAAP RECONCILIATION GAAP earnings per share - diluted 0.25 $ 1.18 $ 1.49 $ 0.90 $ 1.21 $ 1.26 $ Fair value inventory step-up and backlog expense — — — 0.08 — — Amortization of acquired intangible assets — — — 0.07 0.19 0.19 Acquisition-related costs — — 0.01 0.04 — — SEC settlement costs — — — — — — Debt extinguishment costs — — 0.08 — 0.03 0.03 Bond premium paid — — — — 0.05 0.05 Restructuring costs 0.04 — — — — — Discontinued operations 0.24 0.07 (0.01) — — — DOJ/SEC costs 0.05 0.01 0.03 — (0.03) (0.03) Severance costs 0.01 — — — — — Tax effect of non-GAAP adjustments (0.10) (0.03) (0.05) (0.07) (0.09) (0.09) Non-GAAP earnings per share - diluted 0.49 $ 1.23 $ 1.55 $ 1.02 $ 1.36 $ 1.41 $ SMITH & WESSON HOLDING CORPORATION RECONCILATION OF GAAP EARNINGS PER SHARE TO NON-GAAP EARNINGS PER SHARE (Unaudited) 2013 2012 2016 (Guidance range) For the years ended April 30, 2014 2015

FREE CASH FLOW October 31, 2015 October 31, 2014 October 31, 2015 October 31, 2014 Net cash provided by/(used in) operating activities 6,136 $ (14,208) $ 22,761 $ (3,428) $ Net cash used in investing activities (7,075) (5,214) (14,164) (43,910) Payments for the net assets of Tri-Town Precision Plastics, Inc. — — — 24,095 Receipts from note receivable (20) (19) (41) (40) Free cash flow (959) $ (19,441) $ 8,556 $ (23,283) $ For the Three Months Ended For the Six Months Ended SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW (In thousands) (Unaudited)

NASD: SWHC www.smith-wesson.com Liz Sharp, VP Investor Relations (413) 747-6284